Beyond, Inc. Reports Third Quarter 2024 Financial Results
— Transforming its Asset-Light Ecommerce Retail Business into an Ecommerce and Affinity Data Monetization Model with a Strong Technology Focus —

MIDVALE, Utah - October 24, 2024 - Beyond, Inc. (NYSE:BYON), an asset-light ecommerce and affinity data monetization company offering a comprehensive array of products and services that enable its customers to unlock their home’s potential, today reported financial results for the third quarter ended September 30, 2024.

“We delivered sequential improvement in gross margin and continued to recognize the benefits of our cost reduction actions, ultimately delivering against our commitment to improve adjusted EBITDA,” said Adrianne Lee, Chief Financial and Administrative Officer. “We recently announced the sale of our headquarters, which is expected to close in the fourth quarter, and announced a $20 million annualized reduction in staff-related expenses as we drive towards profitability and continue create a more variable and leverageable cost structure to support our evolving business needs. All in, we expect to have reduced our fixed expense base by an annualized $65 million heading into 2025.”

“We are focused on driving specific actions to strengthen our core asset-light ecommerce business and transforming Beyond to an affinity marketing model,” said Dave Nielsen, President. “In our core business, we have identified four key areas of improvement: 1) marketing efficiency, 2) sales growth, 3) margin, and 4) expense management. As we continue to transform and build out our model, we intend to monetize data through our enhanced CRM and database capabilities, stand up a global loyalty program across both our owned and partnered brands, and leverage our IP through a variety of global licensing partnerships.”

“We are in the process of transforming our asset-light business into an affinity and data monetization model with a strong technology focus, comprised of a collection of brands offered on a comprehensive platform from which customers can unlock value within the four walls of their home and four corners of their property,” said Marcus Lemonis, Executive Chairman. “We are still in the early innings of creating a robust data cooperative that will serve as the affinity and loyalty program foundation, and having recently announced partnerships with both The Container Store and Kirkland’s Home, we are well on our way. What we are ultimately building at Beyond is intended to leverage the combined strengths of all involved parties, driving improved financial performance and shareholder value.”

Third Quarter 2024 Results*

•	Orders delivered of 1.6 million, a decrease of 19% year-over-year
•	Active customers of 6.0 million, an increase of 21% year-over-year
•	Total net revenue of $311 million, a decrease of 16.6% year-over-year
•	Gross profit of $66 million, or 21.2% of total net revenue
•	Net loss of $61 million
•	Diluted net loss per share of $1.33; Adjusted diluted net loss per share (non-GAAP) of $0.96
•	Adjusted EBITDA (non-GAAP) of ($32) million, which represents (10.2)% of net revenue
•	Cash and cash equivalents totaled $140 million at the end of the third quarter
*Certain terms, such as orders delivered and active customers, are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Beyond will host a webcast to discuss its third quarter 2024 financial results and its strategic vision, key initiatives, and provide business updates today, Thursday, October 24, 2024, at 11:00 a.m. ET. To access the live webcast, visit https://investors.beyond.com. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the webcast will be available at https://investors.beyond.com shortly after the live event has ended.

About Beyond
Beyond, Inc. (NYSE:BYON), based in Midvale, Utah, is an ecommerce focused affinity company that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers to unlock their homes’ potential through its vast data cooperative. The Company currently owns Overstock, Bed Bath & Beyond, Baby & Beyond, and Zulily, and regularly posts information and updates on its Newsroom and Investor Relations pages of its website, Beyond.com.

Contact Information Alexis Callahan, VP of IR & PR ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and webcast to discuss our financial results and strategy may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our quarterly earnings reporting, forecasts of our growth, business strategy, improved conversion, marketing, and customer retention, planned expense reductions, value and monetization of our intellectual property, future strategic ventures, global loyalty program, improved financial performance, increased shareholder value, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to, difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, insurance, competition, macroeconomic changes, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, risks arising from changes to our organizational structure, management, workforce or compensation structure, impacts from changing our company name, impacts from our use of the Overstock, Zulily, and Bed Bath & Beyond brands or the platforms on which they are offered, our ability to generate positive cash flow, impacts from our evolving business practices, including strategic ventures, and expanded product and service offerings, impacts from directly sourced products, any problems with our infrastructure, including re-location or third-party maintenance of our computer and communication hardware, cyberattacks, data loss or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on tracking technologies, any failure to effectively utilize technological advancements or protect our intellectual property, negative economic consequences of global conflict, politics including the presidential election, and whether our partnership with Pelion Venture Partners will achieve its objectives. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on July 31, 2024, and in our subsequent filings with the SEC. The Forms 10-K, 10-Q, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$140,371	$302,605
Restricted cash	1,126	144
Accounts receivable, net	15,027	19,420
Inventories	11,058	13,040
Prepaids and other current assets	15,500	14,864
Total current assets	183,082	350,073
Property and equipment, net	27,211	27,577
Intangible assets, net	30,509	25,254
Goodwill	6,160	6,160
Equity securities	112,468	155,873
Operating lease right-of-use assets	1,957	3,468
Other long-term assets, net	13,928	12,951
Property and equipment, net held for sale	53,023	54,462
Total assets	$428,338	$635,818
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$87,962	$106,070
Accrued liabilities	54,321	73,682
Unearned revenue	44,949	49,597
Operating lease liabilities, current	1,807	2,814
Current debt, net held for sale	—	232
Total current liabilities	189,039	232,395
Operating lease liabilities, non-current	355	940
Other long-term liabilities	8,519	9,107
Long-term debt, net held for sale	34,232	34,244
Total liabilities	232,145	276,686
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 52,299 and 51,770
Outstanding shares - 45,817 and 45,414	5	5
Additional paid-in capital	1,025,505	1,007,649
Accumulated deficit	(659,207)	(481,671)
Accumulated other comprehensive loss	(494)	(506)
Treasury stock at cost - 6,482 and 6,356	(169,616)	(166,345)
Total stockholders' equity	196,193	359,132
Total liabilities and stockholders' equity	$428,338	$635,818

Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net revenue	$311,428	$373,313	$1,091,813	$1,176,664
Cost of goods sold	245,453	290,410	871,311	884,508
Gross profit	65,975	82,903	220,502	292,156
Operating expenses
Sales and marketing	51,859	57,541	186,055	153,831
Technology	27,673	29,240	84,596	87,492
General and administrative	17,571	24,109	56,556	66,265
Customer service and merchant fees	12,425	12,943	41,374	38,111
Total operating expenses	109,528	123,833	368,581	345,699
Operating loss	(43,553)	(40,930)	(148,079)	(53,543)
Interest income, net	1,554	3,201	6,580	8,819
Other expense, net	(18,842)	(38,731)	(35,402)	(126,793)
Loss before income taxes	(60,841)	(76,460)	(176,901)	(171,517)
Provision (benefit) for income taxes	189	(13,411)	635	(24,668)
Net loss	$(61,030)	$(63,049)	$(177,536)	$(146,849)
Net loss per share of common stock:
Basic	$(1.33)	$(1.39)	$(3.88)	$(3.25)
Diluted	$(1.33)	$(1.39)	$(3.88)	$(3.25)
Weighted average shares of common stock outstanding:
Basic	45,771	45,225	45,700	45,164
Diluted	45,771	45,225	45,700	45,164

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Nine months ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(177,536)	$(146,849)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	12,739	14,821
Non-cash operating lease cost	2,155	3,858
Stock-based compensation to employees and directors	16,384	17,863
(Increase) decrease in deferred tax assets, net	184	(25,010)
Gain on sale of intangible assets	(10,250)	—
Write-down of assets held for sale	1,648	—
Loss from equity method securities	43,405	126,966
Other non-cash adjustments	(400)	(532)
Changes in operating assets and liabilities:
Accounts receivable, net	4,393	(1,887)
Inventories	1,982	(4,993)
Prepaids and other current assets	(438)	490
Other long-term assets, net	(1,335)	(1,195)
Accounts payable	(18,554)	11,749
Accrued liabilities	(19,372)	9,171
Unearned revenue	(4,648)	2,970
Operating lease liabilities	(2,168)	(4,170)
Other long-term liabilities	(814)	5,879
Net cash (used in) provided by operating activities	(152,625)	9,131
Cash flows from investing activities:
Proceeds from the sale of intangible assets	10,250	—
Expenditures for property and equipment	(11,329)	(16,543)
Purchase of intangible assets	(6,033)	(25,782)
Disbursement for notes receivable	—	(10,000)
Capital distribution from investment	—	—
Other investing activities, net	566	566
Net cash used in investing activities	(6,546)	(51,759)
Cash flows from financing activities:
Payments of taxes withheld upon vesting of employee stock awards	(3,271)	(2,581)
Other financing activities, net	1,190	(775)
Net cash used in financing activities	(2,081)	(3,356)
Net decrease in cash, cash equivalents, and restricted cash	(161,252)	(45,984)
Cash, cash equivalents, and restricted cash, beginning of period	302,749	371,457
Cash, cash equivalents, and restricted cash, end of period	$141,497	$325,473

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended September 30,
	2024	2023
Active customers	5,961	4,907
LTM net revenue per active customer	$248	$322
Orders delivered	1,569	1,945
Average order value	$199	$192
Orders per active customer	1.39	1.48

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended September 30,
	2024
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss	$(61,030)	$(17,199)	$(43,831)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,771	45,771	45,771

Net loss per share of common stock:
Diluted	$(1.33)	$(0.37)	$(0.96)
1 Inclusive of estimated tax impact

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net loss	$(61,030)	$(63,049)	$(177,536)	$(146,849)
Depreciation and amortization	4,384	4,320	12,739	14,821
Stock-based compensation	6,349	5,798	16,384	17,863
Interest income, net	(1,554)	(3,201)	(6,580)	(8,819)
Other expense, net	18,842	38,731	35,402	126,793
Provision (benefit) for income taxes	189	(13,411)	635	(24,668)
Special items (see table below)	907	6,881	2,824	8,578
Adjusted EBITDA	$(31,913)	$(23,931)	$(116,132)	$(12,281)

Special items:
Brand integration and related costs	$171	$5,248	$374	$6,334
Restructuring costs[1]	736	1,633	2,450	2,244
	$907	$6,881	$2,824	$8,578
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash (used in) provided by operating activities (in thousands):

	Nine months ended September 30,
	2024	2023
Net cash (used in) provided by operating activities	$(152,625)	$9,131
Expenditures for property and equipment	(11,329)	(16,543)
Free cash flow	$(163,954)	$(7,412)